Exhibit 21
                                 SUBSIDIARIES

    The following is a list of all direct and indirect subsidiaries of the Company and their jurisdictions of incorporation as of January 20, 1997. The name of each indirect subsidiary is indented under the name of its parent company. Except as noted, all subsidiaries are wholly-owned.

                                                             Jurisdiction of
    Stewart Enterprises, Inc.                                Incorporation

    Acme Mausoleum Corporation                                        LA
    Cemetery Management, Inc.                                         FL
       Arlington Memorial Park Cemetery and Funeral Home, Inc.        FL
       Baldwin-Fairchild Funeral Homes, Inc.                          FL
           All Faiths Memorial Park, Inc.                             FL
           Orlando Funeral Home, Inc.                                 FL
           The Simplicity Plan, Inc.                                  FL
       Bay Area Crematory, Inc.                                       FL
       Chapel Hill Cemetery, Inc.                                     FL
           Glen Haven Memorial Park, Inc.                             FL
              Highland Memory Gardens, Inc.                           FL
           Semoran Funeral Home, Inc.                                 FL
       Cheatham Hill Memorial Park, Inc.                              GA
       Empresas Stewart-Cementerios, Inc.                             LA
       Empresas Stewart-Funerarias, Inc.                              LA
       Garden of Memories, Inc.                                       FL
           A.P. Boza Funeral Home, Inc.                               FL
           Curry and Son Funeral Home, Inc.                           FL
           Woodlawn Memory Gardens, Inc.                              FL
       Hubbell Funeral Home and Crematory, Inc.                       FL
       Memorial Park Cemetery, Inc.                                   FL
       Oaklawn Park Cemetery and Funeral Home, Inc.                   FL
       Royal Palm Memorial Gardens, Inc.                              FL
       The Simplicity Plan of Puerto Rico, Inc.                       LA
       Sylvan Abbey Memorial Park, Inc.                               FL
       Woodlawn Park Cemetery Company                                 FL
           Memorial Sunset Park, Inc.                                 FL
           National Monument Company, Inc.                            FL
           South Dade-Palms Memorial Park, Inc.                       FL
       Cole & Garrett Funeral Homes, Inc.                             TX
       Cunningham Memorial Park, Inc.                                 WV
       Eastlawn Corporation                                           GA
Griffin Leggett, Inc.                                                 AR
       Forest Hills Cemetery, Inc.                                    AR
       Griffin Leggett Healey & Roth, Inc.                            AR
       Gross Funeral Home, Inc.                                       AR
       Rest Hills Memorial Park, Inc.*                                AR
       Griffin Leggett-Conway, Inc.                                   AR
       Grupo Stewart de Mexico, S.A. de C.V.                          MX
       Grupo Osiris, S.A. de C.V.*                                    MX
           Agencia Eusebio Gayosso, S.A. de C.V.*                     MX
              Inmobiliaria Versatil, S.A. de C.V.*                    MX
           Funeraria Los Angeles, S.A. de C.V.*                       MX
           Grupo Gara, S.A. de C.V.*                                  MX
              Arga, S.A. de C.V.*                                     MX
           Inmobiliaria Mictlan, S.A. de C.V.*                        MX
           Inmobiliaria Rio Valparaiso, S.A. de C.V.*                 MX
           Laundry and Cleaner, S.A. de C.V.*                         MX
           Prevision Gayosso Empresarial, S.A. de C.V.*               MX
           Prevision Los Angeles, S.A. de C.V.*                       MX
           Publicidad Promocional, S.A. de C.V.*                      MX
       Prevision Y Vida, S.A. de C.V.*                                MX
           Prevision Gayosso, S.A. de C.V.*                           MX
       Tiempo y Vida, S.A. de C.V.*                                   MX
    Highland Memorial Cemetery, Inc.                                  TN
    Holly Hill Memorial Park, Inc.                                    GA
    Holly Hills, Inc.                                                 TN
    Hopson Mortuary, Inc.                                             CA
    International Stone & Erectors, Inc.                              LA
    Investors Trust, Inc.                                             TX
    Kingsport Cemetery Corp.                                          TN
    Lake Lawn Metairie Funeral Home, Inc.                             LA
    Lake Lawn Metairie Funeral Home (Joint Venture)                   LA
    Lake Lawn Park, Inc.*                                             LA
    Lakewood Memorial Park, Inc.                                      MS
    Lassila Funeral Chapels, Inc.                                     CA
    Legacy One, Inc.*                                                 WV
       Blue Ridge Funeral Home, Inc.                                  WV
       Blue Ridge Memorial Gardens, Inc.                              WV
       C.G.R., Inc.                                                   WV
       Eastern Cemetery Associates, Inc.                              WV
       Eastlawn Memorial Gardens, Inc.                                VA
       Eternal Light Funerals, Inc.                                   WV
       Findlay Cemetery, Inc.                                         OH
       Grandview Memory Gardens, Inc.                                 VA
       Greenhills Memory Gardens, Inc.                                VA
       Highland Memory Gardens, Inc.                                  VA
       Holly Memorial Gardens, Inc.                                   VA
       Kanawha Plaza Partnership*                                     WV
       Legacy One Service Corporation                                 WV
       Legacy One Tennessee, Inc.                                     TN
       LOI Charleston, Inc.                                           WV
       Monticello Memory Gardens, Inc.                                VA
       Mountain View Memory Gardens, Inc.                             WV
       National Exchange Trust, LTD.                                  WV
       National Funeral Services, Inc.                                WV
       Pleasant View Memory Gardens, Inc.                             WV
       Sunset Memory Gardens, Inc.                                    VA
       Williams-Blue Ridge Funeral Home, Inc.                         WV
    Les Enterprises Stewart (Canada) Inc. -
       Stewart Enterprises (Canada)  Inc.                           Quebec
       Le Groupe Stewart Inc. - Stewart Group Inc.                  Canada
           La Societe Cooperative de Frais Funeraires Inc.*         Quebec
           Lepine-Cloutier Ltee                                     Quebec
              Gestion La Souvenance Inc.                            Quebec
              Les Jardins Commemoratifs Laurentide Inc./ Laurentide
                 Memorial Gardens Inc.                              Quebec
              Les Jardins Quebec                                    Quebec
              Parc Commemoratif La Souvenance Inc.                  Quebec
              Parc du Souvenir (1976) Inc./Remembrance Park
                (1976) Inc.                                         Quebec

           Parc Commemoratif de Montreal Inc./Montreal
                Memorial Park Inc.                                  Quebec
              2756-5746 Quebec Inc.                                 Quebec
           Residences Funeraires Associees du Quebec Inc.           Quebec
           Stewart Immobilier (Canada) Inc. - Stewart Real Estate
              (Canada) Inc.                                         Quebec
    Les Investissements Stewart (Canada) Inc. - Stewart Investments
              (Canada) Inc.                                         Quebec
    Memorial Services of Columbia, Inc                                MO
       Lincoln Memorial Mortuary, Inc.                                NE
       The Lincoln Memorial Park Cemetery Association, Inc.           NE
       Memorial Funeral Home, Inc.                                    MO
       Memorial Park Cemetery Corporation of Lawrence, Inc.           KS
    Metairie Cemetery Association                                     LA
       All Faiths Funeral Home, Inc.                                  LA
       Pine Crest Cemetery, Inc.                                      AL
    Montlawn Memorial Park, Inc.                                      NC
    Mount Olivet Cemetery, Inc.                                       LA
    The Nashville Historic Cemetery Association, Inc.                 TN
    Pasadena Funeral Home, Inc.                                       TX
    Restland Funeral Home, Inc.                                       TX
       Anderson-Clayton Bros. Funeral Homes, Inc.                     TX
           Little Bethel Memorial Park, Inc.                          TX
           Roselawn Memorial Gardens, Inc.                            TX
       Belew Funeral Home, Inc.                                       TX
       Bluebonnet Hills Memorial Park, Inc.                           TX
           Bluebonnet Hills Funeral Home, Inc.                        TX
       Bright-Holland Funeral Home, Inc.                              TX
       Crespo & Sons, Inc.                                            TX
       Dalton & Son Funeral Home                                      TX
       Emerald Hills Funeral Corporation                              TX
       Hilltop Memorial Park                                          TX
       J.E. Foust & Son Funeral Directors, Inc.                       TX
       Laurel Land Memorial Park, Inc.                                TX
           Laurel Land Funeral Home, Inc.                             TX
           Singing Hills Funeral Home, Inc.                           TX
       Laurel Land of Fort Worth, Inc.                                TX
           Laurel Land Funeral Home of Fort Worth, Inc.               TX
       Lyons Funeral Home, Inc.                                       TX
       Metrocrest Funeral Home, Inc.                                  TX
       Restland of Dallas, Inc.                                       TX
           Highland Memorial Gardens, Inc.                            TX
       Simplicity Plan of Texas, Inc.                                 TX
       Southpark Funeral Home, Inc.                                   TX
           South Memorial Park, Inc.                                  TX
    Rocky Mount Memorial Park, Inc.                                   NC
    Rose Haven Funeral Home & Cemetery, Inc.                          GA
    Royal Arms Apartments, Inc.                                       LA
    St. Bernard Memorial Gardens, Inc.                                LA
       St. Bernard Memorial Funeral Home, Inc.                        LA
    St. Vincent de Paul Cemetery Association                          LA
    S.E. Acquisition of California, Inc.                              CA
       Barstow Funeral Homes, Inc.                                    CA
       Buchheim Family, Inc.                                          CA
       Scovern Mortuary, A California Corporation                     CA
       S.E. Acquisition of Glendale, California, Inc.                 CA
       S.E. Acquisition of Lancaster, California, Inc.                CA
       S.E. Acquisition of Los Osos Mortuary and Memorial Park, Inc.  CA
       S.E. Acquisition of Oroville, Inc.                             CA
       S.E. Acquisition of San Diego, California, Inc.                CA
    S.E. Acquisition of Oregon, Inc.                                  OR
       Chapel of the Roses, Inc.                                      OR
       Chapel of the Valley Funeral Home, Inc.                        OR
       Dutton, Inc.                                                   OR
       Greenwood Cemetery, Inc.                                       OR
       J. P. Finley & Son, Inc.                                       OR
           Sunset Hills Memorial Park                                 OR
       Niswonger & Reynolds, Inc.                                     OR
       S.E. Acquisition of Myrtle Creek, Oregon, Inc.                 OR
    S.E. Acquisition of Sacramento, California, Inc.                  CA
    S.E. Australia, Inc.                                              LA
       Nationwide Care Services PTY LTD                          Queensland
           South-East Asia and Australasian Services PTY LTD     Queensland
       Stewart Enterprises Australia PTY LTD                     Queensland
           Cemetery and Crematorium Management Services PTY LTD  Queensland
           Funeral Services of Australasia PTY LTD               Queensland
              Australian Funerals PTY LTD                        Queensland
                  Metropolitan Funeral Services PTY LTD          Queensland
              Dylhost PTY LTD                                  New South Wales
              Gregory & Carr Holdings PTY LTD                  New South Wales
                  Australian Pre-Arranged Funeral Plan PTY LTD New South Wales Crematorium Chapel Funerals of
                      Australasia PTY LTD                      New South Wales
                  F. Tighe & Co. PTY LTD                       New South Wales
                  Gregory & Carr PTY LTD                       New South Wales
                      Gregory & Carr of Sydney PTY LTD         New South Wales
                  William Lee & Sons PTY LTD                   New South Wales
           Funeral Services of New Zealand LTD                   New Zealand
              C H Barker LTD                                     New Zealand
              Gee & Hickton LTD                                  New Zealand
              Lambert R. Fountain LTD                            New Zealand
              Montagues Funeral Services LTD                     New Zealand
              National Care Services LTD                         New Zealand
              New Zealand Pre-Arranged Funeral Plan LTD          New Zealand
              Watney Sibun's LTD                                 New Zealand
              Yearbury Funeral Services LTD                      New Zealand
    S.E. Mid-Atlantic, Inc.                                           MD
       Bartlett-Burdette-Cox Funeral Home, Inc.                       WV
       Benjamin Franklin P.M., Inc.                                   PA
       Blue Ridge Memorial Gardens, Inc.                              VA
       Brown Memorials, Inc.                                          NC
       Casdorph & Curry Funeral Home, Inc.                            WV
       Catawba Memorial Park, Inc.                                    NC
       Cedar Hill Cemetery Company, Inc.                              MD
       Central Stone Works, Incorporated                              NC
       Clinch Valley Memorial Cemetery, Inc.                          VA
       Crest Lawn Memorial Gardens, Inc.                              MD
       Dodd-Payne-Hess Funeral Home, Inc.                             WV
       Evans Funeral Home, Inc.                                       NC
       Evergreen Memorial Gardens, Inc.                               NC
       Everly Funeral Homes, Incorporated                             VA
       Everly PFP, Inc.                                               VA
       Fairfax Funeral Home, Inc.                                     VA
       Fine Finishes, Inc.                                            NC
       Fort Lincoln Cemetery, Inc.                                    MD
       Fort Lincoln Funeral Home, Inc.                                MD
       Garrett-Hillcrest, Inc.                                        NC
       George Washington Memorial Park, Inc.                          PA
       Graceland Mausoleum, Inc.                                      WV
       Harold C. Davis, Inc.                                          NC
       Highland Memory Gardens of Franklin County, Inc.               NC
       Hillcrest Memorial Cemetery, Inc.                              MD
       Hines-Rinaldi Funeral Home, Inc.                               MD
       John M. Taylor Funeral Home, Inc.                              MD
       Johnson Funeral Home, Inc.                                     NC
       Joseph W. Teague Funeral Home, Inc.                            VA
       Kimes Funeral Home, Inc.                                       WV
       Kirk & Nice, Inc.                                              PA
       Kirk & Nice Suburban Chapel, Inc.                              PA
       Lancaster Funeral Homes, Inc.                                  NC
       Loudon Park Cemetery Company                                   MD
           Druid Ridge Cemetery Company                               MD
       Loudon Park Funeral Home, Inc.                                 MD
       The Mackey Mortuary, Inc.                                      SC
           Cannon Funeral Home, Inc.                                  SC
       McLaurin's Funeral Home, Inc.                                  NC
       Nalley's Funeral Home, Inc.                                    MD
       Parklawn, Inc.                                                 MD
       Parklawn Memorial Chapel, Inc.                                 MD
       The Parkwood Cemetery Co.                                      MD
           Parkwood Management Co.                                    MD
       Pollock Wells Funeral Service, Inc.                            NC
       Richmond Memorial Parks, Inc.                                  VA
       S.E. Acquisition of Charleston, Inc.                           SC
       S.E. Acquisition of Pennsylvania, Inc.                         PA
       S.E. Acquisition of South Carolina, Inc.                       SC
       Stephen D. Posey Funeral Home, Inc.                            SC
       Stephens Services, Inc.                                        NC
       Sunset Memorial Park Company                                   PA
           Pet Haven, Inc.                                            PA
       Thomas-Yelverton Co.                                           NC
       Washington Memorial Park, Inc.                                 VA
       William W. Chambers, Inc.                                      MD
       Wilson Funeral Home, Inc.                                      WV
       Wise Corporation                                               VA
       1730 Investment Co., Inc.                                      NC
           Memorial Parks, Incorporated                               NC
           Taylor M. Simpson Co.                                      NC
    S.E. South-Central, Inc.                                          LA
       Pine Crest Funeral Home, Inc.                                  AL
           Faith Memorial Park & Mausoleum Company, Inc.              AL
           Valhalla Memory Gardens and Funeral Home, Inc.             AL
       S.E. Acquisition of Albuquerque, New Mexico, Inc.              NM
       S.E. Acquisition of Lithonia, Georgia, Inc.                    GA
       S.E. Acquisition of Muskogee, Oklahoma, Inc.                   OK
           Memorial Park Association of Muskogee, A Trust Estate      OK
       West Lawn Cemetery                                             NE


    Stewart Resource Center, Inc.                                     LA
    Stewart Services, Inc.                                            LA
    Victor V. Desrosier, Inc.                                         CA

_________________
*   The Company's ownership in these subsidiaries ranges from 94-99%.